UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under § 240.14a-12

NUVEEN CHURCHILL DIRECT LENDING CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! NUVEEN CHURCHILL DIRECT LENDING CORP. 2023 Annual Meeting Vote by May 17, 2023 11:59 PM ET You invested in NUVEEN CHURCHILL DIRECT LENDING CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2023. Vote Virtually at the Annual Meeting* May 18, 2023 2:00 PM, EDT Virtually at: www.virtualshareholdermeeting.com/CHURCHILL2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V11271-P91470 Get informed before you vote View the Notice of the Annual Meeting of Stockholders (the “Annual Meeting”), Proxy Statement and the Form 10-K for fiscal year ended December 31, 2022 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. NUVEEN CHURCHILL DIRECT LENDING CORP. 430 PARK AVENUE, 14TH FLOOR NEW YORK, NEW YORK 10022

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the Annual Meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V11272-P91470 01) Kenneth Kencel 02) Stephen Potter 1. ELECTION OF DIRECTOR NOMINEES The election of the following persons as directors, who will each serve as a director of Nuveen Churchill Direct Lending Corp. until 2026, or until their respective successor is duly elected and qualified. Class III directors (term ending at the Annual Meeting): For NOTE: Such other business as may properly come before the Annual Meeting or any adjournment thereof.